                                                                                                                    Exhibit 99

                                                       SOUTHWEST GAS CORPORATION
                                                      SUMMARY STATEMENTS OF INCOME
                                              (In thousands, except per share amounts)
                                                             (Unaudited)
                                                                        THREE MONTHS ENDED             TWELVE MONTHS ENDED
                                                                             MARCH 31,                      MARCH 31,
                                                                   ---------------------------     ---------------------------
                                                                       1998            1997            1998            1997
                                                                   -----------     -----------     -----------     -----------
Gas operating revenues                                             $   274,363     $   211,564     $   677,464     $   569,573
Net cost of gas sold                                                   120,987          84,599         245,726         193,710
                                                                   -----------     -----------     -----------     -----------
Operating margin                                                       153,376         126,965         431,738         375,863
Operations and maintenance expenses                                     50,850          48,448         203,561         199,601
Depreciation, amortization, and general taxes                           27,274          25,612         105,583          97,078
                                                                   -----------     -----------     -----------     -----------
Operating income                                                        75,252          52,905         122,594          79,184
Net interest deductions                                                 16,025          14,261          63,515          54,311
Preferred securities distribution                                        1,369           1,369           5,475           5,475
                                                                   -----------     -----------     -----------     -----------
Pretax utility income                                                   57,858          37,275          53,604          19,398
Utility income tax expense                                              22,254          14,440          16,736           7,028
                                                                   -----------     -----------     -----------     -----------
Net utility income                                                      35,604          22,835          36,868          12,370
Other income (expense), net                                                 53            (299)         (7,922)           (774)
                                                                   -----------     -----------     -----------     -----------
Contribution to net income - gas operations                             35,657          22,536          28,946          11,596
Contribution to net income - construction services                         296            (968)          1,908           1,687
                                                                   -----------     -----------     -----------     -----------
Net income                                                         $    35,953     $    21,568     $    30,854     $    13,283
                                                                   ===========     ===========     ===========     ===========

Earnings per share - gas operations                                $      1.30     $      0.84     $      1.06     $      0.44
Earnings (loss) per share - construction services                         0.01           (0.04)           0.07            0.06
                                                                   -----------     -----------     -----------     -----------
Basic earnings per share                                           $      1.31     $      0.80     $      1.13     $      0.50
                                                                   ===========     ===========     ===========     ===========
Diluted earnings per share                                         $      1.30     $      0.80     $      1.13     $      0.50
                                                                   ===========     ===========     ===========     ===========

Average outstanding common shares                                       27,447          26,816          27,225          26,437

Average shares outstanding (assuming dilution)                          27,605          26,939          27,358          26,527

                                       See Notes to Summary Financial Statements.
/TABLE

                                      SOUTHWEST GAS CORPORATION
                                        SUMMARY BALANCE SHEET
                                          AT MARCH 31, 1998
                                            (In thousands)
                                              (Unaudited)

ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                               $  1,340,043
  Construction work in progress                                                  37,325
                                                                           ------------
    Net utility plant                                                         1,377,368
                                                                           ------------

OTHER PROPERTY AND INVESTMENTS
Investment in construction services subsidiary                                   25,335
  Other                                                                          50,662
                                                                           ------------
    Total other property and investments                                         75,997
                                                                           ------------
CURRENT AND ACCRUED ASSETS
Cash, working funds and temporary cash investments                                8,763
  Receivables - less reserve of $2,162 for uncollectibles                        67,038
  Accrued utility revenue                                                        33,500
  Deferred purchased gas costs                                                   86,351
  Other                                                                          24,130
                                                                           ------------
    Total current and accrued assets                                            219,782
                                                                           ------------
DEFERRED DEBITS
  Unamortized debt expense                                                       18,915
  Other deferred debits                                                          29,761
                                                                           ------------
    Total deferred debits                                                        48,676
                                                                           ------------
    TOTAL ASSETS                                                           $  1,721,823
                                                                           ============

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 27,521 shares outstanding                 $    392,042
    Retained earnings                                                            26,581
                                                                           ------------
      Total common stockholders' equity                                         418,623         33.4%
  Preferred securities of Southwest Gas Capital I, 9.125%                        60,000          4.8
  Long-term debt - NOTE 2                                                       773,093         61.8
                                                                           ------------        ------
      Total capitalization                                                    1,251,716        100.0%
                                                                           ------------        ======
CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                                  78,000
  Accounts payable                                                               55,106
  Customer deposits                                                              22,496
  Taxes accrued (including income taxes)                                         31,400
  Other                                                                          65,326
                                                                           ------------
      Total current and accrued liabilities                                     252,328
                                                                           ------------
DEFERRED CREDITS
  Deferred investment tax credits                                                17,922
  Deferred income taxes                                                         150,227
  Other                                                                          49,630
                                                                           ------------
      Total deferred credits                                                    217,779
                                                                           ------------
      TOTAL CAPITALIZATION AND LIABILITIES                                 $  1,721,823
                                                                           ============


                                       See Notes to Summary Financial Statements.
/END TABLE

                         SOUTHWEST GAS CORPORATION
                      SUMMARY STATEMENT OF CASH FLOWS
                     THREE MONTHS ENDED MARCH 31, 1998
                               (In thousands)
                                 (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                                     $    35,953
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                                   19,301
      Change in receivables and payables                              11,058
      Change in gas cost related balancing items                         559
      Change in accrued taxes                                         29,508
      Change in deferred taxes                                         3,268
      Allowance for funds used during construction                      (404)
      Other                                                            6,807
                                                                 ------------

       Net cash provided by operating activities                     106,050
                                                                 ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                          (36,658)
  Other                                                               (7,991)
                                                                 ------------

       Net cash used in investing activities                         (44,649)
                                                                 ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                                    2,342
  Dividends paid                                                      (5,623)
  Change in notes payable                                            (64,000)
  Long-term debt issuances, net                                        1,300
                                                                 ------------

       Net cash used in financing activities                         (65,981)
                                                                 ------------

Change in cash and temporary cash investments                         (4,580)
Cash at beginning of period                                           13,343
                                                                 ------------

Cash at end of period                                            $     8,763
                                                                 ============

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                        $    15,054
Income taxes, net of refunds                                     $      (613)

                                       See Notes to Summary Financial Statements.
/TABLE
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
                                       SOUTHWEST GAS CORPORATION
                                 NOTES TO SUMMARY FINANCIAL STATEMENTS
                                            (In thousands)
                                              (Unaudited)

NOTE 1 - BASIS OF PRESENTATION:

  The summary financial statements have been prepared by Southwest Gas Corporation
  (the Company) using the equity method of accounting for its construction services subsidiary.  This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted.  The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

  Term loan facility                                                             $  200,000
  Debentures and notes:
     Debentures, 9.75% series F, due 2002                                           100,000
     Debentures, 7.50% series, due 2006                                              75,000
     Debentures, 8% series, due 2026                                                 75,000
     Medium-term notes, 7.59% series, due 2017                                       25,000
     Medium-term notes, 7.78% series, due 2022                                       25,000
     Medium-term notes, 7.92% series, due 2027                                       25,000
     Medium-term notes, 6.89% series, due 2007                                       17,500
     Medium-term notes, 6.76% series, due 2027                                        7,500
  Industrial development revenue bonds:
     Variable-rate bonds, Series A, due 2028 - net of funds held in trust            25,138
     7.30% 1992 Series A, due 2027                                                   30,000
     7.50% 1992 Series B, due 2032                                                  100,000
     6.50% 1993 Series A, due 2033                                                   75,000
  Unamortized discount on long-term debt                                             (7,045)
                                                                                 -----------
  TOTAL LONG-TERM DEBT                                                           $  773,093
                                                                                 ===========
  ESTIMATED CURRENT MATURITIES                                                   $       --
                                                                                 ===========
/TABLE

                                               SOUTHWEST GAS CORPORATION
                                               SELECTED STATISTICAL DATA
                                                     MARCH 31, 1998


FINANCIAL STATISTICS
Market value to book value per share at quarter end                     137%
Twelve months to date return on equity  -- total company                7.9%
                                        -- gas segment                  7.8%
Common stock dividend yield at quarter end                              3.9%

GAS OPERATIONS SEGMENT
                                                                                                   Authorized
                                                              Authorized         Authorized        Return on
                                                               Rate Base          Rate of            Common
Rate Jurisdiction                                           (In thousands)         Return            Equity
---------------------------                                ---------------       ---------         ---------
Arizona (1)                                                $    541,104               9.38%            11.25%
Southern Nevada (1)                                             237,165               9.50             11.55
Northern Nevada (1)                                              63,986               9.67             11.55
Southern California                                              69,486               9.94             11.35
Northern California                                              19,910              10.02             11.35
Paiute Pipeline Company (1)                                      61,602               9.69             11.60

  (1)  Estimated amounts based on rate case settlements.


SYSTEM THROUGHPUT BY CUSTOMER CLASS                               THREE MONTHS ENDED                 TWELVE MONTHS ENDED
                                                                       MARCH 31,                           MARCH 31,
                                                             ----------------------------       ----------------------------
   (In dekatherms)                                              1998              1997              1998             1997
----------------------------------------------------------------------------------------------------------------------------
Residential                                                  27,948,401        24,174,330        54,328,952       48,957,887
Small commercial                                             10,305,324         9,412,867        25,552,999       24,093,705
Large commercial                                              2,057,455         2,037,777         7,673,862        7,741,028
Industrial / Other                                            2,376,968         1,954,350         9,026,219        5,561,016
Transportation                                               21,807,076        19,570,001       105,322,803       96,196,677
----------------------------------------------------------------------------------------------------------------------------
Total system throughput                                      64,495,224        57,149,325       201,904,835      182,550,313
============================================================================================================================

HEATING DEGREE DAY COMPARISON
----------------------------------------------------------------------------------------------------------------------------
Actual                                                            1,292             1,093             2,174            1,983
Ten-year average                                                  1,155             1,145             2,032            2,022
============================================================================================================================
/TABLE